                                                                    EXHIBIT 10.5


                        SETTLEMENT AGREEMENT AND RELEASE
                        -------------------- -----------

                                  I.  PARTIES
                                      -------
     This Settlement Agreement ("Agreement") is entered by and among:

     A. The United States of America, acting through its Department of Justice and the United States Attorneys' Offices for the Districts of Massachusetts and the Southern District of Florida, and on behalf of (1) the United States Department of Health and Human Services through its Office of Inspector General("HHS-OIG"); (2) the United States Department of Defense through its TRICARE Support Office ("TSO") (formerly the Office of the Civilian Health and Medical Program of the Uniformed Services), a field activity of the Office of the Secretary of Defense, through counsel; (3) the United States Office of Personnel Management ("OPM"), through the Director of Programs; and (4) the United States Department of Veteran Affairs ("VA"), through counsel; (collectively the preceding will be referred to as the "United States");

     B. National Medical Care, Inc. ("NMC"), a Delaware corporation, and its affiliate entities listed on Exhibit E hereto that provide or have provided dialysis services (jointly and severally "DSD"); and Fresenius Medical Care Holdings, Inc. ("FMCH") (d/b/a Fresenius Medical Care North America); and

     C. Gregory S. Price ("Price"), individually, and Richard Bradford ("Bradford"), individually, (collectively the "Relators"), each acting through his authorized representative.
Collectively, all of the above will be referred to as "the Parties."

                                 II.  PREAMBLE
                                      --------

     A. WHEREAS, at all relevant times, NMC primarily was in the business of providing dialysis and related services to patients with End-Stage Renal Disease ("ESRD") throughout the United States.

     B. WHEREAS, DSD submitted or caused to be submitted ESRD claims for payment for dialysis, patient care, and related goods and services to the Medicare program, Title XVIII of the Social Security Act, 42 U.S.C. (S)(S) 1395-1395ddd (1997), which is administered by HHS;

     C. WHEREAS, DSD submitted or caused to be submitted ESRD claims for payment for dialysis, patient care, and related goods and services to the TRICARE Program (also known as the Civilian Health and Medical Program of the Uniformed Services ("CHAMPUS")), 10 U.S.C. (S)(S) 1071-1106, which is administered by the Department of Defense through the TSO;

     D. WHEREAS, DSD submitted or caused to be submitted ESRD claims for payment for dialysis, patient care, and related goods and services to the Federal Employees Health Benefit Program ("FEHBP"), 5 U.S.C. (S)(S) 8901-8914, which is administered by OPM;

     E. WHEREAS, DSD submitted or caused to be submitted ESRD claims for payment for dialysis, patient care, and related goods and services to the Railroad Retirement Medicare program ("Railroad Medicare"), established under the Railroad Retirement Act of 1974, 45 U.S.C. (S)(S) 231-231v, which is paid from the Medicare Trust Fund, and administered by the United States Railroad Retirement Board ("RRB");

     F. WHEREAS, DSD submitted or caused to be submitted ESRD claims for payment for dialysis, patient care, and related goods and services to the Veteran Affairs Program, 38 U.S.C. (S)(S) 1701-1743, which is administered by the VA;

     G. WHEREAS, DSD submitted or caused to be submitted ESRD claims for payment for dialysis, patient care, and related goods and services to the Medicaid programs, 42 U.S.C. (S)(S) 1396-1396v (1997), of the thirty-three states of Alabama, Arizona, Arkansas, California, Connecticut, Colorado, Florida, Georgia, Illinois, Indiana, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Mississippi, Missouri, New Hampshire, New Jersey, New Mexico, New York, North Carolina, Ohio, Oklahoma, Pennsylvania, Rhode Island, South Carolina, Tennessee, Texas, Virginia, West Virginia, Wisconsin, and the District of Columbia, (the "Participating States"), and to the Territory of Puerto Rico (the "Participating Territory");

     H. WHEREAS, the United States contends that it has certain civil claims against DSD and NMC, and against FMCH, as parent, for violations of the federal statutes and/or common law doctrines, specified in Paragraph 10 below in connection with the following conduct ("the Covered Conduct"):

     (1) Failing to refund to HCFA or its fiscal intermediaries, overpayments (hereinafter "Unreconciled Payments") received by DSD from Medicare that DSD reported as Unreconciled Payments on HCFA Forms 838;

     (2) Failing to report on HCFA Forms 838 filed or caused to be filed by DSD from 1991 to the present, Unreconciled Payments it had received from the Medicare program, and recognized as income during the period 1975-1993;

     (3) In connection with amendments to the Medicare Secondary Payor provisions made by the Omnibus Budget Reconciliation Act ("OBRA") of 1993 ("OBRA `93"), failing to report to HCFA or its fiscal intermediaries on HCFA Forms 838 Unreconciled Payments at the time of billing to employer group health plans and otherwise failing to report in a timely fashion to HCFA or its fiscal intermediaries.

     (4) Failing to report and/or refund to HCFA or its fiscal intermediaries overpayments that Home Dialysis Services, Inc. ("HDS"), a company established by NMC, had received from the Medicare program resulting from its billing of home dialysis services and equipment in excess of the Method II home dialysis cost cap contained in OBRA `89;

     (5) Failing to report and/or refund to HCFA and its fiscal intermediaries overpayments received by HDS from the Medicare program resulting from its billing in excess of the reasonable charge for home dialysis prior to OBRA `89;

          (6) Failing to report and/or refund to the Participating States and Territory Medicaid programs overpayments received during the years 1975-1993;
          (7) Failing to report and/or refund to TRICARE overpayments received during the years 1975-1993;
          (8) Failing to report and/or refund to FEHPB overpayments received during the years 1975-1993; and
          (9) Failing to report and/or refund to the VA overpayments received during the years 1975-1993.

     I. WHEREAS, the United States also contends that it has certain administrative claims against DSD and FMCH, as parent, under the provisions for permissive exclusion from the Medicare, Medicaid and other federal health care programs, 42 U.S.C. (S) 1320a-7(b), and the provisions for civil monetary penalties, 42 U.S.C. (S) 1320a-7a, for the Covered Conduct.

     J.     WHEREAS, Relator Gregory S. Price has filed under seal a qui tam
                                                                     --- ---
complaint on behalf of the United States: United States ex rel. Price v. W.R.
                                          -----------------------------------
Grace & Co., National Medical Care, Inc., et al., Civil Action No. 97-11022-NG
------------------------------------------------
(D. Mass.)(the "Price Civil Action").

     K.     WHEREAS, Relator Richard Bradford has filed under seal a qui tam
                                                                     --- ---
complaint on behalf of the United States: United States ex rel. Bradford v.
                                          ---------------------------------
National Medical Care, Inc., et al., Civil Action No. 96-3350-Hoeveler (S.D.
----------------------------------
Fla.)(the "Bradford Civil Action").

     L. WHEREAS, DSD, and FMCH specifically deny and affirmatively contest the contentions of the United States as set forth in Paragraph H, above, and the allegations of the Relators in the Price
                                                                        -----
and Bradford Civil Actions, and specifically deny any wrongdoing in connection
    --------
with those claims; and further contend that DSD's practices described in the Covered Conduct were appropriate and lawful and did not result in any violations of federal law, state law, or common law doctrines, and do not give rise to any civil or administrative cause of action; and

     M. WHEREAS, over the years, DSD reported Medicare Unreconciled Payments on HCFA Forms 838 through the quarter ended December 31, 1998, of which NMC and FMCH warrant and represent on Exhibit E attached hereto and incorporated herein by reference, that $10,982,885.16 million has not yet been recouped by the fiscal intermediaries as of January 3, 2000 and remains outstanding ("Unrecouped Credit Balances"); and

     N. WHEREAS, in order to avoid the delay, uncertainty, inconvenience and expense of protracted litigation of these claims and contentions of the Parties, the Parties reach a full and final compromise for the Covered Conduct, pursuant to the Terms and Conditions set forth below.

                           III.  TERMS AND CONDITIONS
                                 --------------------

     NOW, THEREFORE, in reliance on the representations contained herein and in consideration of the mutual promises, covenants, and obligations in this Agreement, and for good and valuable consideration, receipt of which is hereby acknowledged, the Parties agree as follows:

     1. NMC and FMCH, collectively, shall pay to the United States and the Participating States and Participating Territory, collectively, the sum of sixteen million eight hundred seventeen thousand seven hundred eight dollars ($16,817,708) (the "Settlement Amount"), and this sum shall constitute a debt immediately due and owing to the United States on the "First Payment Date", which is the later of the dates on which (a) the four civil Settlement Agreements are fully executed by the Parties, (b) all notices of dismissal described in the civil Settlement Agreements are docketed by the Court, or (c) the Court accepts LIFECHEM, INC.'s, NMC Medical Products, Inc.'s, and NMC Homecare, Inc.'s guilty pleas and imposes the sentences set forth in their respective Plea Agreements. NMC and FMCH, collectively, shall pay the Settlement Amount to the United States according to the schedule, terms and instructions contained in the Promissory Note executed contemporaneously with this Agreement, attached as Exhibit A, and incorporated herein by reference. Within a reasonable amount of time after receipt of the first payment from NMC and FMCH pursuant to the terms of the Promissory Note, the United States shall pay to (a) the Participating States, collectively, according to written payment instructions from the Participating States, an amount of seven hundred fifty four thousand one hundred twenty-five dollars ($754,125) as their share of the Settlement Amount and (b) the Participating Territory, according to written payment instructions from the Participating Territory, an amount of sixty thousand one hundred fifty-five dollars ($60,155) as its share of the Settlement Amount.

     2. As an express condition of the Settlement Agreement, to secure NMC's and FMCH's payment obligations under Paragraph 1 of this Agreement (and the other civil Settlement Agreements and criminal Plea Agreements being executed at the same time), NMC and FMCH shall:

     (a) procure from the Bank of Nova Scotia and deliver or cause to be delivered to the United States Attorney's Office for the District of Massachusetts, on or before January 19, 2000, an amendment to the unconditional, irrevocable Letter of Credit No. S020/43695/96 issued to the United States of America on September 27, 1996 (the "Letter of Credit") to increase the amount of the Letter of Credit to $189,634,446.00. Such amendment shall be in the form attached as Exhibit B. Within 10 days of receipt by the U.S. Attorney's Office of written confirmation from the transferring bank that a quarterly payment, as described in Paragraphs 1.B. through 1.E. of the Promissory Note, or prepayment of such quarterly payments, has been made to the United States, the United States shall provide written permission to the Bank of Nova Scotia to reduce the amount available for drawing under Letter of Credit No. S020/43695/96 by the amount of the principal payment received. In the event that the entire outstanding payment obligation secured by the Letter of Credit is prepaid, then the United States shall provide written permission to reduce the amount available for drawing to zero. The United States shall return this Letter of Credit for cancellation when all obligations are paid in full or it is determined, by the United States, or pursuant to a final and non-appealable order of a court of competent jurisdiction, that NMC and FMCH have fulfilled all payment obligations pursuant to this Agreement.

     (b) On January 19, 2000, NMC and FMCH shall establish an escrow account in an initial amount of $236,401,919.00 to be held by an independent third party agreeable to the United States, and NMC and FMCH shall increase the escrow amount each day in an amount of $48,546.00 (through accrued interest and/or deposits), beginning on January 20, 2000 and continuing through April 15, 2000, when NMC and FMCH shall increase the escrow amount by an additional amount each day of $7,271.00 (through accrued interest and/or deposits), for each quarterly payment due before the first payment is due on the First Payment Date. On the First Payment Date, all funds in the escrow account shall be paid to the United States to satisfy the payment obligation in Paragraph 1. The terms and conditions of this escrow account shall in no way limit NMC's and FMCH's payment obligations to the United States secured by the Letter of Credit.

     3. NMC and FMCH, collectively, agree to pay to the Health Care Financing Administration ("HCFA") the Unrecouped Credit Balances, and this sum shall constitute a debt immediately due and owing to the United States upon the later of the date on which (a) this Agreement is fully executed by the Parties, or (b) the notices of dismissal described in Paragraph 18 of this Agreement are filed and docketed by the Court. NMC and FMCH shall pay the Unrecouped Credit Balances in accordance with written payment instructions to be provided by the United States Attorneys's Office for the District of Massachusetts. HCFA shall direct its fiscal intermediaries identified in Exhibit E, in writing, that they should cease any efforts to recoup the Unrecouped Credit Balances received by DSD prior to January 1, 1999 and reported by DSD on Forms 838. NMC and FMCH shall provide HCFA with any additional documentation necessary to this process. In the event that HCFA or any fiscal intermediary initiates a recoupment contrary to such directions, NMC and FMCH shall notify Dara Corrigan, Associate General Counsel of HCFA, and HCFA shall instruct the fiscal intermediary to suspend the recoupment.

     4. NMC and FMCH are in default of this Agreement on the date of occurrence of any of the following events ("Events of Default"):

          a. NMC's and FMCH's failure to procure, deliver or maintain the Letter of Credit;

          b. NMC's and FMCH's failure to pay any amount provided for in the Promissory Note attached as Exhibit A within two days of when such payment is due and payable;

          1.   NMC's and FMCH's failure to pay the Unreconciled
               Credit Balances as provided for in Paragraph 3 above;

                         d. If prior to making the full payment of the amount due under the Promissory Note or Paragraph 3 above,(i) NMC and/or FMCH commences any case, proceeding, or other action (A) under relief of debtors, seeking to have any order for relief of debtors, or seeking to adjudicate NMC and/or FMCH as bankrupt or insolvent, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for NMC and/or FMCH or for all or any substantial part of NMC's and/or FMCH's assets; or
               (ii) there shall be commenced against NMC and/or FMCH any such case, proceeding or other action referred to in clause (i) which results in the entry of an order for relief and any such order remains undismissed, or undischarged or unbonded for a period of thirty (30) days; or (iii) NMC and/or FMCH takes any action authorizing, or in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth above in this sub-Paragraph 4.d.;

          2. Failure by NMC and FMCH to establish, maintain or make the required payments to the escrow account described in Paragraph 2b.
               If payments due under Paragraph 1 are received late, but within the two-day grace period provided in Paragraph 5 of the Promissory Note, interest incurred during such grace period will be assessed at two times the daily amount in effect on the date the payment was due.

     6. NMC and FMCH shall provide the United States written notice of an Event of Default within two (2) business days of such event by overnight mail, or facsimile followed by overnight delivery, to the United States Attorney's Office, District of Massachusetts, One Courthouse Way, Suite 9200, Boston, MA 02210, Attention: Suzanne E. Durrell, Assistant U.S. Attorney (or to the attention of such other person as may be designated in writing by the United States Attorney's Office).

     7. Immediately upon the occurrence of an Event of Default, without further notice or presentment and demand by the United States:

          a. The Settlement Amount plus accrued interest through the end of the applicable quarter as set forth in Paragraph 1 of the Promissory Note and the Unreconciled Credit Balances referenced in Paragraph 3 above (minus any payments to date of principle and accrued interest) shall become immediately due and payable ("Settlement Default Amount"). Interest shall be calculated on the Settlement Default Amount at the Prime Rate as published in the Wall Street
                                                                -----------
Journal on the Effective Date of this Agreement, plus 5% from the date of the
-------
Event of Default.

          b. In addition, NMC and FMCH will pay the United States all reasonable costs of collection and enforcement of this Agreement, including attorney's fees and expenses, plus interest described in Paragraph 7.a. above. The Settlement Default Amount, plus interest, described in Paragraph 7.a. above, together with the costs of collection and enforcement described in this sub-paragraph, will be referred to as the "Default Obligation".

     8. Upon the occurrence of an Event of Default, the United States may exercise, at its sole option, one or more of the following rights:

          a. The United States may draw the full amount available for drawing under the Letter of Credit and retain all proceeds thereof.

          b. The United States may enforce the terms of the Guarantee Agreement between the United States of America, Fresenius Medical Care GMBH, a German corporation and the predecessor of Fresenius Medical Care AG, W.R. Grace & Co., a New York corporation, and National Medical Care, Inc., dated July 31, 1996, attached as Exhibit C.

          c. The United States retains any and all other rights and remedies it has or may have under law and equity.

          3. No failure or delay on the part of the United States to exercise any right or remedy shall operate as a waiver of the United States' rights. No single or partial exercise by the United States of any right or remedy shall operate as a waiver of the United States' rights.

     9. In an Event of Default under Paragraph 4.d. above (Commencement of Bankruptcy or Reorganization Proceeding): a. NMC and FMCH agree not to contest or oppose any motion filed by the United States seeking relief from or modification of the automatic stay of 11 U.S.C. (S) 362(a); not to seek relief under 11 U.S.C. (S) 105 to enjoin or restrain the United States from recovering monies owed by NMC and FMCH arising out of this Agreement or the attached Promissory Note, or from recovering monies through presentment against the Letter of Credit. NMC and FMCH recognize that this express waiver is in consideration for the settlement of claims by the United States described in Preamble Paragraph H above, under the terms and conditions contained in this Settlement Agreement.

                         b. By expressly waiving the automatic stay provision, NMC and FMCH agree not to oppose or interfere with any motion made in federal court (including bankruptcy courts) by the United States to suspend payments to NMC and DSD from the Title XVIII (Medicare), Title XIX (Medicaid) programs, and other federal health care programs;

                         c. This Agreement shall be voidable at the sole option of the United States;

                         d. If any term(s) of this Agreement are set aside for any reason, including as a result of a preference action brought pursuant to 11 U.S.C. (S) 547, the United States, at its sole option and in its discretion, may rescind all terms of this Agreement and seek recovery of the full amount of claims and allegations identified herein and in the Civil Actions, or, in the alternative, enforce the remaining terms of this Agreement. In the event of rescission of this Agreement, all Parties reserve all rights, claims, and defenses that are available under law and equity as of the Effective Date of this Agreement; and

                          e. In addition to the rights enumerated in Paragraph 8.a. through 8.d. above, the United States and all other Parties shall retain all rights and claims they have or may have under law and equity.

                    10. Subject to the exceptions and limitations in Paragraph 11 below, in consideration of the obligations of DSD and FMCH set forth in this Agreement, conditioned upon payment in full of the Settlement Amount and the Unrecouped Credit Balances, subject to Paragraph 30, (concerning bankruptcy proceedings commenced within 91 days of any payment under this Agreement), the United States, on behalf of itself, and its officers, agents, agencies, and departments, will release and will be deemed to have released DSD including NMC, FMCH, and the subsidiaries of NMC and FMCH listed on the attached Exhibit D (collectively, the subsidiaries of NMC and FMCH listed on Exhibit D will be referred to as the "NMC Companies," and the corporate entities listed on Exhibit D comprise the only entities which constitute the "NMC Companies" within the meaning of this Agreement), and the current directors, officers, employees, and agents of the DSD, FMCH and the NMC Companies who were not employed by or in any way affiliated with DSD, FMCH and the NMC companies prior to September 30, 1996, from any civil or administrative monetary claim (including recoupment claims) that the United States has or may have under the False Claims Act, 31 U.S.C. (S)(S) 3729-3733; the Program Fraud Civil Remedies Act, 31 U.S.C. (S)(S) 3801-3812; the Civil Monetary Penalties Law, 42 U.S.C. (S) 1320a-7a; or common law claims for fraud, payment by mistake of fact, breach of contract or unjust enrichment for the conduct described in Preamble Paragraphs H and M above with respect to Medicare, Railroad Retirement Medicare, TRICARE, FEHBP, the VA, and/or the Medicaid programs of the Participating States and the Participating Territory.

                    11. Notwithstanding any term of this Agreement, the United States specifically does not release DSD, FMCH or the NMC Companies, or any individual from any and all of the following: (a) any potential criminal, civil or administrative claims arising under Title 26, U.S. Code (Internal Revenue Code); (b) any criminal liability; (c) any potential liability to the United States (or any agencies thereof) for any conduct other than that identified in Preamble Paragraphs H and M above, including but not limited to any allegations in the Civil Actions not encompassed by Preamble Paragraphs H and M; (d) any entities not specifically included on the list of NMC Companies set forth in Exhibit D; (e) any claims based upon such obligations as are created by this Agreement; (f) except as explicitly stated in this Agreement, any administrative liability, including mandatory exclusion from Federal health care programs; (g) any express or implied warranty claims or other claims for defective or deficient products and services provided by DSD, including quality of testing or product claims; (h) any claims for personal injury or property damage or for other consequential damages arising from the conduct described in Preamble Paragraphs H and M above; (i) any claims based upon failure to deliver items or services; (j) any civil or administrative claims against any individual who was an officer, director, trustee, agent, employee, or was in any way affiliated with DSD or NMC's parents, subsidiaries, divisions, or affiliates at any time prior to September 30, 1996; or (k) any civil or administrative claims against any individual, including current directors, officers, employees and agents, who is criminally indicted or convicted of an offense, or who enters a criminal plea related to the conduct alleged in Preamble Paragraphs H and M above.

                    12. FMCH, on behalf of itself and its parents, affiliates, subsidiaries, and divisions, including but not limited to NMC, has entered into a Corporate Integrity Agreement with HHS-OIG, which is incorporated by reference into this Agreement. FMCH will immediately upon execution of this Agreement implement its obligations under the Corporate Integrity Agreement.

                    13. In consideration of the obligations of DSD and FMCH set forth in this Agreement, conditioned upon payment in full of the Settlement Amount and the Unrecouped Credit Balances, subject to Paragraph 30 below (concerning bankruptcy proceedings commenced within 91 days of any payment under this Agreement), and conditioned upon FMCH's entering into the Corporate Integrity

               Agreement incorporated by reference, the OIG-HHS agrees to release and refrain from instituting, directing, or maintaining any administrative claim or any action seeking exclusion from the Medicare, Medicaid or other Federal health care programs (as defined in 42 U.S.C. (S) 1320a-7b(f)) against DSD, FMCH or the NMC Companies and their current directors, officers, employees, and agents who were not employed by or in any way affiliated with DSD or any of NMC's parents, subsidiaries, divisions, or affiliates at any time prior to September 30, 1996, under 42 U.S.C. (S) 1320a-7a (Civil Monetary Penalties Law) or 42 U.S.C.
               (S) 1320a-7(b) (permissive exclusion) for the conduct described in Preamble Paragraphs H and M, except as reserved in Paragraph 11 above and as reserved in this Paragraph. The OIG-HHS expressly reserves all rights to comply with any statutory obligations to exclude the DSD, FMCH and the NMC Companies from the Medicare, Medicaid, or other Federal health care programs under 42 U.S.C. (S) 1320a-7(a) (mandatory exclusion). Nothing in this Paragraph precludes the OIG-HHS from taking action against entities or individuals for conduct and practices for which civil claims have been reserved in Paragraph 11 above.

                    14. In consideration of the obligations of DSD and FMCH set forth in this Agreement, conditioned upon payment in full of the Settlement Amount and Unrecouped Credit Balances, and subject to Paragraph 30 below (concerning bankruptcy proceedings commenced within 91 days of any payment under this Agreement), TSO agrees to release and refrain from instituting, directing, or maintaining any administrative claim or any action seeking exclusion from the TRICARE program against DSD, FMCH or the NMC Companies and their directors, officers, employees, and agents who were not employed by or in any way affiliated with DSD or NMC's subsidiaries, divisions, and affiliates at any time prior to September 30, 1996, under 32 C.F.R. (S) 199.9 for the conduct described in Preamble Paragraphs H and M, except as reserved in Paragraph 11 above and as reserved in this Paragraph. The TSO expressly reserves all rights to comply with any statutory obligations to exclude DSD, FMCH and the NMC Companies from the TRICARE program under 32 C.F.R. (S)(S) 199.9(f)(1)(i)(A),
               (f)(1)(i)(B), (f)(1)(i)(D), and (f)(1)(iii).  Nothing in this
               Paragraph precludes the TSO from taking action against entities or persons, or for conduct or practices, for which civil claims have been reserved in Paragraph 11 above.

                    15. In consideration of the obligations of DSD and FMCH as set forth in this Agreement, conditioned upon payment in full of the Settlement Amount and Unrecouped Credit Balances, and subject to Paragraph 30 below (concerning bankruptcy proceedings commenced within 91 days of any payment under this Agreement), OPM agrees to release and refrain from instituting, directing, or maintaining any administrative claim or any action seeking exclusion from FEHBP against DSD, FMCH and the NMC Companies and their directors, officers, employees, and agents who were not employed by or in any way affiliated with DSD or NMC's subsidiaries, divisions, or affiliates at any time prior to September 30, 1996, under 5 U.S.C. (S) 8902a or 5 C.F.R. Part 970 for the conduct described in Preamble Paragraphs H and M including that in the Civil Action, except as reserved in Paragraph 11 above, and except if the DSD, FMCH or the NMC Companies or any individuals are excluded by the Office of Inspector General of HHS pursuant to 42 U.S.C. (S) 1320a-7(a). Nothing in this paragraph precludes OPM from taking action against entities or persons, or for conduct and practice for which civil claims have been reserved in Paragraph 11 above. 16. Bradford agrees that the settlement of his Civil Action is fair, adequate and reasonable under all the circumstances, pursuant to 31 U.S.C. (S) 3730(c)(2)(B). Price agrees that the settlement of his Civil Action is fair, adequate and reasonable under all the circumstances, pursuant to 31 U.S.C. (S) 3730(c)(2)(B). On the United States' receipt of the First Payment pursuant to Paragraph 1 above, each of Relator Price and Bradford, for himself, his heirs, successors and assigns, will release and will be deemed to have released DSD, FMCH and the NMC Companies and their parents, affiliates, divisions, subsidiaries, predecessors, successors, assigns, and transferees, and any of their current or former directors, officers, employees, counsel, agents, and representatives from any and all claims that he has or may have that arise from or relate to any and all of the allegations in his Civil Action, the conduct described in Preamble Paragraphs H and M, and his employment with any of the corporate entities referenced in this Paragraph, except claims by Relators Price and/or Bradford for attorney's fees and costs pursuant to 31 U.S.C. (S) 3730(d)(1). If NMC and FMCH default on their payment obligations under Paragraph 1 above, the respective releases given by Relator Price and Bradford shall, at the sole option and discretion of each Relator, upon written notice to NMC and FMCH, be rescinded.

                    17. The United States agrees to pay Relators Bradford and Price according to the terms set forth below:

                         a. The United States agrees to pay Relator Bradford 18% from the Federal Share of the Settlement Amount attributable to the allegations in the Bradford qui tam ($799,194), a total principal amount of one hundred forty three thousand eight hundred fifty five dollars ($143,855) plus 18% of the interest paid by NMC and FMCH on that principal amount, if any. To satisfy this obligation, the United States will pay Relator Bradford as payments by NMC are received under the terms of the

               Promissory Note, as more particularly set forth in Exhibit A to the Promissory Note as those payments relate to this Agreement. The first payment to Relator Bradford will be made within 21 days after the First Payment Date, and subsequent payments to Relator Bradford will be made within 21 days after each additional payment is received by the United States, by wire transfer to Relator Bradford in accordance with instructions to be provided by Relator's counsel. Relator Bradford, for himself individually, and for his respective heirs, successors, and assigns, will release and will be deemed to have released and forever discharged the United States from any claims pursuant to 31 U.S.C. (S) 3730, including 31 U.S.C. (S)(S) 3730(b), (c), (d)
               and (d)(1), for a share of the proceeds of the Civil Action, from any claims for a share of the Settlement Amount, and from any claims arising from the filing of his Civil Action, and in full settlement of claims under this Agreement. This Agreement does not resolve or in any manner affect any claims the United States has or may have against Relator Bradford, arising under Title 26, U.S. Code (Internal Revenue Code), or any claims arising under this Agreement.

                    b. The United States agrees to pay Relator Price 18% of the Federal Share of the Settlement Amount attributable to the allegations of the Price qui tam ($15,204,234), a total principal amount of two million seven hundred thirty six thousand seven hundred sixty two dollars ($2,736,762), plus 18% of the interest paid by NMC and FMCH on that principle amount of $15,204,234, if
               any.   To satisfy this obligation, the United States will pay
               Relator Price as payments by NMC are received under the terms of the Promissory Note, as more particularly set forth in Exhibit A to the Promissory Note as those payments relate to this Agreement. The first payment to Relator Price will be made within 21 days after the First Payment Date, and subsequent payments to Relator Bradford will be made within 21 days after each additional payment is received by the United States, by wire transfer to Relator Price in accordance with instructions to be provided by Relator's counsel. Relator Price, for himself individually, and for his respective heirs, successors, and assigns, will release and will be deemed to have released and forever discharged the United States from any claims pursuant to 31 U.S.C. (S) 3730, including 31 U.S.C. (S)(S) 3730(b), (c), (d)
               and (d)(1), for a
               share of the proceeds of the Civil Action, from any claims for a share of the Settlement Amount, and from any claims arising from the filing of his Civil Action, and in full settlement of claims under this Agreement. This Agreement does not resolve or in any manner affect any claims the United States has or may have against Relator Price, arising under Title 26, U.S. Code (Internal Revenue Code), or any claims arising under this Agreement.

                    18. After this Agreement is fully executed, the United States and the Relators will notify the Court that all pertinent Parties have stipulated that, to the extent alleged in Paragraph H only, the Civil Action shall be dismissed with prejudice effective upon receipt by the United States, the Participating States and Participating Territory of the payments described in Paragraph 1 above, pursuant to and consistent with the terms of this Agreement. The United States and the Relators will also notify the court that all pertinent Parties have stipulated that the remaining claims by the Relators in the Civil Actions, to the extent not alleged in Preamble Paragraph H, shall be dismissed with prejudice as to the respective Relator and without prejudice as to the United States with the exception of Relators' claims for attorney's fees and costs pursuant to 31 U.S.C. (S) 3730(d)(1), which shall not be dismissed. The Parties agree that, except for Relator Bradford's claims for statutory attorney's fees and costs, which will remain in the jurisdiction of the United States District Court for the Southern District of Florida, the United States District Court for the District of Massachusetts shall maintain jurisdiction of any remaining claims in each Civil Action, in any Events of Default as defined in Paragraph 4, or in the event of disputes under this Agreement.

                    19. Effective upon the filing and docketing of the notices of dismissal described in Paragraph 18, DSD, FMCH and the NMC Companies, and their parent, successor, subsidiary and affiliate corporations release and will be deemed to have released each of Bradford and Price, individually, any and all claims that these corporations have or may have related to or arising from any of the allegations in the Civil Actions, the conduct described in Preamble Paragraph H and any matters arising from either Relator's employment with the corporate entities referenced in this Paragraph.

                    20. DSD, FMCH and the NMC Companies waive and will not
               assert any defenses these entities may have to any criminal prosecution or administrative action relating to the conduct described in Preamble Paragraphs H and M, which defenses may be based in whole or in part on a contention that, under the Double Jeopardy Clause of the Fifth Amendment of the Constitution or Excessive Fines Clause of the Eighth Amendment of the Constitution, this Settlement Agreement bars a remedy sought in such criminal prosecution or administrative action. DSD and the NMC Companies further agree that nothing in this Agreement is punitive in purpose or effect.

                FMCH and the NMC Companies covenant to cooperate fully and truthfully with the United States' civil investigation of individuals and entities not specifically released in this Agreement. Upon reasonable notice, the NMC Companies will make reasonable efforts to facilitate access to, and encourage the cooperation of, its directors, officers, and employees for interviews and testimony, consistent with the rights and privileges of such individuals, and will furnish to the United States, upon reasonable request, all non-privileged documents and records in its possession, custody or control.

     22. On the effective date of this Agreement, DSD, FMCH and the NMC Companies release and will be deemed to have released the United States, its agencies, employees, servants, and agents from any claims (including attorneys fees, costs, and expenses of every kind and however denominated) which DSD and the NMC

Companies have or may have against the United States, its agencies, employees, servants, and agents, related to or arising from the United States' civil, criminal and administrative investigation and prosecution of DSD, NMC and FMCH.

     23. The Settlement Amount and the Unrecouped Credit Balances that NMC and FMCH must pay pursuant to Paragraphs 1 and 3 of this Agreement will not be decreased as a result of the denial of claims for payment now being withheld from payment by any Medicare carrier or intermediary, Railroad Retirement Medicare carrier, TRICARE, FEHBP, VA, or any Medicaid payor, related to the conduct described in Preamble Paragraph H; and DSD and the NMC Companies agree not to resubmit to any Medicare carrier or intermediary, Railroad Retirement Medicare carrier, TRICARE, FEHBP, VA, or any Medicaid payor any previously denied claims related to the conduct described in Preamble Paragraph H, and agree not to appeal any such denials of claims.

     24. The FMCH and the NMC Companies agree that all costs (as defined in the Federal Acquisition Regulations ("FAR") (S) 31.205-47 and in Titles XVIII and XIX of the Social Security Act, 42 U.S.C. (S)(S) 1395-1395ddd (1997) and 1396-1396v(1997), and the regulations promulgated thereunder) incurred by or on behalf of DSD and the NMC Companies, and their divisions, subsidiaries and affiliates, and their present and former officers, directors, employees, shareholders and agents in connection with: (a) the matters covered by this Agreement; (b) the Government's audits, administrative, civil and criminal investigation and prosecution of DSD and FMCH; (c) these corporate entities' investigation, defense, and corrective actions undertaken in response to the Government's administrative, civil and criminal investigations, and in connection with the matters covered by this Agreement, and including the obligations undertaken pursuant to the Corporate Integrity Agreement (including attorneys fees); (d) the negotiation and performance of this Agreement, and the Corporate Integrity Agreement; and (e) the payments made to the United States provided for in this Agreement, and to Relators for attorney's fees and costs, are unallowable costs on Government contracts and under Medicare, Railroad Retirement Medicare, Medicaid, TRICARE, FEHBP, and the VA programs (hereafter, "unallowable costs"). These unallowable costs will be separately estimated and accounted for by DSD and the NMC Companies and these entities will not charge such unallowable costs directly or indirectly to any contracts with the United States or any Medicaid program, or seek payment for such unallowable costs through any cost report, cost statement, information statement or payment request submitted by the NMC Companies or any of their divisions, subsidiaries or affiliates to the Medicare, Railroad Retirement Medicare, Medicaid, TRICARE, VA or FEHBP programs.

     FMCH and the NMC Companies further agree that within 270 days of the effective date of this Agreement these entities will identify to applicable Medicare, Railroad Retirement Medicare, and TRICARE fiscal intermediaries, carriers and/or contractors, and Medicaid, VA and FEHBP fiscal agents, any unallowable costs (as defined above) included in payments previously sought from the United States, or any Medicaid Program, including, but not limited to, payments sought in any cost reports, cost statements, information reports, or payment requests already submitted by the NMC Companies or any of their subsidiaries, affiliates, or divisions and will request, and agree, that such cost reports, cost statements, information reports or payment requests, even if already settled, be adjusted to account for the effect of the inclusion of the unallowable costs. FMCH and the NMC Companies agree that the United States will be entitled to recoup from the NMC Companies any overpayment as a result of the inclusion of such unallowable costs on previously-submitted cost reports, information reports, cost statements or requests for payment. Any payments due after the adjustments have been made shall be paid to the United States pursuant to the direction of the Department of Justice, and/or the affected agencies. The United States reserves its rights to disagree with any calculations submitted by DSD, FMCH and the NMC Companies, or any of their subsidiaries, affiliates or divisions, on the effect of inclusion of unallowable costs (as defined above) on the NMC Companies or any of their subsidiaries, affiliates or divisions' cost reports, cost statements or information reports. Nothing in this Agreement shall constitute a waiver of the rights of the United States to examine or reexamine the unallowable costs described above.

     25. This Agreement is intended to be for the benefit of the Parties only, and by this instrument the Parties do not release any claims against any other person or entity except as specifically identified in Paragraphs 10, 13, 14, 15, 16, 17 and 19 above.

     26. FMCH and the NMC Companies agree that they will not seek payment for any of the health care billings covered by this Agreement from any health care beneficiaries or their parents, sponsors, estates, heirs, successors or assigns. DSD and the NMC Companies waive any causes of action against these beneficiaries or their parents, sponsors, estates, heirs, successors, or assigns based upon the claims for payment covered by this Agreement.

     27. Nothing in this Agreement constitutes an agreement by the United States concerning the characterization of the amounts paid hereunder for purposes of any proceeding under Title 26 of the Internal Revenue Code.

     28. Except as provided in Paragraph 7.b., and except for Relators' claim for statutory attorney's fees and costs, each party to this Agreement will bear its own legal and other costs incurred in connection with this matter, including by way of example only, all costs incurred in the investigation and defense of this matter, the preparation and performance of this Agreement, and all corrective actions taken in response to the investigation and resolution of this matter.

     29. NMC and FMCH expressly warrant that they have reviewed their financial condition and that they currently are solvent on a consolidated basis within the meaning of 11 U.S.C. Section 547(b)(3), and expect to remain solvent on a consolidated basis following payment to the United States hereunder. Further, the

Parties expressly warrant that, in evaluating whether to execute this Agreement, the Parties (a) have intended that the mutual promises, covenants and obligations set forth herein constitute a contemporaneous exchange for new value given to DSD, NMC and FMCH within the meaning of 11 U.S.C. Section 547(c)(1), and (b) have concluded that these mutual promises, covenants, and obligations do, in fact, constitute such a contemporaneous exchange.

     30. In the event NMC or FMCH commences, or a third party commences, within 91 days of any payment under of this Agreement, any case, proceeding, or other action (i) under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have any order for relief of NMC and/or FMCH's debts, or seeking to adjudicate NMC and/or FMCH as bankrupt or insolvent, or
(ii) seeking appointment of a receiver, trustee, custodian or other similar official for NMC and/or FMCH or for all or any substantial part of NMC and/or FMCH's assets, NMC and FMCH agree as follows:

          a. NMC and FMCH's obligations under this Agreement may not be avoided pursuant to 11 U.S.C. Section 547, and NMC and FMCH will not argue or otherwise take the position in any such case, proceeding or action that: (i) NMC and/or FMCH's obligations under this Agreement may be avoided under 11 U.S.C. Section 547; (ii) NMC and FMCH were insolvent on a consolidated basis at the time this Agreement was entered into, or became insolvent on a consolidated basis as a result of the payment made to the United States hereunder; or (iii) the mutual promises, covenants and obligations set forth in this Agreement do not constitute a contemporaneous exchange for new value given to NMC and/or FMCH.

          b. In the event that NMC and/or FMCH's obligations hereunder are avoided pursuant to 11 U.S.C. Section 547, the United States, at its sole option, may rescind the releases in this Agreement, and bring any civil and/or administrative claim, action or proceeding against DSD, and/or FMCH for the claims that would otherwise be covered by the releases provided in Paragraphs 10,13, 14 and 15 above. If the United States chooses to do so, DSD and FMCH agree that (i) any such claims, actions or proceedings brought by the United States (including any proceedings to suspend payments to NMC and DSD from Medicare, Medicaid, or other federal health care programs) are not subject to an "automatic stay" pursuant to 11 U.S.C. Section 362(a) as a result of the action, case or proceeding described in the first clause of this Paragraph, and that DSD and FMCH will not argue or otherwise contend that the United States' claims, actions or proceedings are subject to an automatic stay; (ii) that DSD and FMCH will not plead, argue or otherwise raise any defenses under the theories of statute of limitations, laches, estoppel or similar theories, to any such civil or administrative claims, actions or proceeding which are brought by the United States within 90 calendar days of written notification to NMC and FMCH that the releases herein have been rescinded pursuant to this Paragraph, except to the extent such defenses were available on the date of this Agreement; and (iii) the United States has a valid claim against NMC and FMCH in the amount of the Default Obligation, and the United States may pursue its claim, inter alia, in the Price and Bradford Civil Actions, as well as in any other case, action, or proceeding.

          c. DSD and FMCH acknowledge that its agreements in this Paragraph are provided in exchange for valuable consideration provided in this Agreement.

     31. DSD and FMCH and the Relators represent that this Agreement is freely and voluntarily entered into without any degree of duress or compulsion whatsoever.

     32. This Agreement is governed by the laws of the United States. The Parties agree that the exclusive jurisdiction and venue for any disputes arising between and among the Parties under this Agreement will be the United States District Court for the District of Massachusetts, except that disputes arising under the Corporate Integrity Agreement shall be resolved exclusively upon the dispute resolution provisions set forth in the Corporate Integrity Agreemen t.

     33. The undersigned DSD and FMCH signatories represent and warrant that they are authorized by their respective Board of Directors to execute this Agreement. The undersigned United States signatories represent that they are signing this Agreement in their respective official capacities and that they are authorized to execute this Agreement.

     34. Except for the representations in Paragraph 29 (regarding solvency), Paragraph 30 (concerning bankruptcy proceedings commenced within 91 days of any payments under this Agreement), and Preamble Paragraph M (express representations by

NMC and FMCH upon which the United States relies), the Parties agree that nothing in this Agreement constitutes an admission by any person or entity with respect to any issue of law or fact.

     35. This Agreement is effective on the date of signature of the last signatory to the Agreement (the "Effective Date").

     36. This Agreement shall be binding on all successors, transferees, heirs and assigns.

     37. This Agreement, together with Exhibits A through E, and the Corporate Integrity Agreement, constitute the complete agreement among the Parties with regard to the conduct described in Preamble Paragraphs H and M and the Civil Actions. This Agreement may not be amended except by written consent of the Parties, except that only FMCH and OIG-HHS must agree in writing to modification of the Corporate Integrity Agreement.

     38. This Agreement may be executed in counterparts, each of which shall constitute an original and all of which shall constitute one and the same Agreement.

                                    THE UNITED STATES OF AMERICA
                                    ----------------------------



     /s/ Suzanne E. Durrell                 January 18, 2000
By:  --------------------------     Dated:  ------------------
     SUZANNE E. DURRELL
     Assistant U.S. Attorney
     District of Massachusetts


     /s/ Mark A. Lavine                     January 18, 2000
By:  --------------------------     Dated:  ------------------
     MARK LAVINE
     Assistant U.S. Attorney
     Southern District of Florida


     /s/ Patricia M. Connolly               January 18, 2000
By:  --------------------------     Dated:  ------------------
     PATRICIA M. CONNOLLY
     Special Assistant U.S. Attorney
     District of Massachusetts


By:  /s/ Maya Guerra                        January 18, 2000
     --------------------------     Dated:  ------------------
     MAYA GUERRA
     Trial Attorney
     Civil Division
     U.S. Department of Justice

     /s/ Lewis Morris                            1/18/00
By:  --------------------------     Dated:  ------------------
     LEWIS MORRIS
     Assistant Inspector General
     Office of Inspector General
     U.S. Department of Health and
          Human Services



     /s/ Frank D. Titus                     January 18, 2000
By:  --------------------------     Dated:  -------------------
     FRANK D. TITUS
     Assistant Director for
          Insurance Programs
     U.S. Office of Personnel
          Management



     /s/ Robert D. Seaman                   1-18-00
By:  --------------------------     Dated:  -------------------
     ROBERT D. SEAMAN
     General Counsel
     TRICARE Support Office
     U.S. Department of Defense

                  NATIONAL MEDICAL CARE, INC.
              FRESENIUS MEDICAL CARE HOLDINGS, INC.



By:  /s/ Ben J. Lipps                    Dated:     1/18/00
     ------------------------                   --------------------
     Ben J. Lipps
     President
     National Medical Care, Inc.



By:  /s/ Ben J. Lipps                    Dated:     1/18/00
     ------------------------                   --------------------
     Ben J. Lipps
     President
     Fresenius Medical Care Holdings, Inc.


Acknowledged:
-------------


By:  /s/ Ronald L. Castle           Dated:      1/18/00
     ------------------------              -------------------
     RONALD L. CASTLE
     Counsel to NMC Dialysis
     Services Division, Inc.
     National Medical Care, Inc.
     Fresenius Medical Care Holdings, Inc.




By:  /s/ Alan E. Reider             Dated:      1/18/00
     -----------------------               -------------------
     ALAN E. REIDER
     Counsel to NMC Dialysis
     Services Division, Inc.
     National Medical Care, Inc.
     Fresenius Medical Care Holdings, Inc.

                            RELATOR GREGORY S. PRICE



By: /s/ Gregory S. Price                 Dated:    1/18/00
   -----------------------                     ----------------
   Gregory S. Price



Acknowledged:
-------------



By: /s/ W. Christian Hoyer               Dated:    1/18/00
   -----------------------                     ----------------
   W. Christian Hoyer
   Counsel to Messr. Price

                            RELATOR RICHARD BRADFORD


By: /s/ Richard Bradford                 Dated:   1/18/00
   -----------------------                     ----------------
   Richard Bradford



Acknowledged:
-------------



By: /s/ Robert Barnett                   Dated:   1/18/00
   -----------------------                     ----------------
   Robert Barnett
   Counsel to Messr. Bradford

                                   EXHIBIT A
                               (Promissory Note)

The Promissory Note dated January 19, 2000 from National Medical Care, Inc. and Fresenius Medical Care Holdings, Inc. payable to the order of the United States is incorporated by reference to Exhibit A of Exhibit 10.2 to this Current Report on Form 8-K.

                                   EXHIBIT B
          (Amendment to Irrevocable Nontransferable Letter of Credit)

The Amendment to Irrevocable Nontransferable Letter of Credit dated January 19, 2000 issued by the Bank of Nova Scotia, Atlanta Agency to the United States is incorporated by reference to Exhibit B of Exhibit 10.2 to this Current Report on Form 8-K.

                                   EXHIBIT C
                                  (Guarantee)

The Guarantee Agreement dated as of July 31, 1996 among Fresenius Medical Care GmbH, the predecessor to Fresenius Medical Care AG, National Medical Care, Inc., W.R. Grace & Co. and the United States of America, is incorporated by reference to the Company's Registration Statement on Form S-4 (Registration No. 333-09497) dated August 2, 1996 and the exhibits thereto.

                                   EXHIBIT D
                    (List of Fresenius Affiliated Entities)

The List of Fresenius Affiliated Entities is incorporated by reference to Exhibit D of Exhibit 10.2 to this Current Report on Form 8-K.

                                    EXHIBIT E


                     [LETTERHEAD OF FRESENIUS MEDICAL CARE]

                                        January 4, 2000



Mr. Alan Reider
Arent Fox Kintner Plotkin & Kahn
1050 Connecticut Avenue, NW
Washington, DC  20036-5339

Dear Alan:

     I enclose a summary of Medicare credit balances for FMC dialysis facilities which were entered into the 4245 account through December 31, 1998, (Exhibit A). These balances have not been recouped by the Medicare fiscal intermediaries as of January 3, 2000.

     An explanation of procedures used to develop the summary is also enclosed. (Exhibit B).

     A listing of all NMC dialysis billing centers and associated provider numbers is being prepared and will be forwarded by separate cover.

     Please not that the total outstanding credit balance of $10,982,885. 16 excludes funds taken into income prior to 1994 which are addressed in the pending civil settlement.

     Please do not hesitate to call me if you have any questions.

                                               Sincerely,

                                               /s/ John Markus

                                               John Markus
                                               Senior Vice President
                                               Corporate Compliance

JM/mep

Attachments

cc:  J. Chiel, Esq.
     D. Kott
     B. McGorty
     J. Ramella

               MEDICARE UNRECONCILED PAYMENTS BY TRANSACTION CODE
                                THROUGH 12/31/98
                               FOR ALL FACILITIES
                             (QUERY RUN DATE 1/3/00)



     Transaction             Transaction                            Total
        Code                    Name                                Amount
--------------------------------------------------------------------------------
        OPR              Unreconciled Payment                    $74,681,842.81

        OPMR             Medicare Refund                         ($1,250,561.72)

        OPF              Refund                                  ($8,604,488.78)

        OPA              Recoupment                             ($50,302,511.80)

        OPD              Transfer to Corporate                   ($5,111,380.29)

        OPCC             Debit Correction                        ($5,490,761.40)

        OPCD             Credit Correction                        $6,185,324.36

        OPMD             Medicare Credit                            $163,526.07

        OPG              Audited Transaction                        $618,387.11
                                                                    -----------

                         Medicare UP Balance from System:        $10,889,366.36

                         Neomedica UP Balance:                       $93,518.80
                                                                     ----------

                         Total Medicare UP Balance:              $10,982,885.16

              FRESENIUS MEDICAL CARE'S UNRECONCILED PAYMENT SYSTEM
                         AN OVERVIEW OF ACCOUNT 4245 AND
                          THE OPEN BALANCE CALCULATION



FMC, through input to the Medical Manager Cash Management System, posts all payments which represent credit balances to the 4245 account which is the Unreconciled Payment (U/P) account. These credits are posted to the G/L as a liability. All subsequent debit and credit activity is made utilizing transaction codes.

All U/P transactions are maintained in a separate database which currently
resides on the HP UX10.20 server.   There had been no purges to the database and
this database is accessed using a SQLPLUS query tool.

In preparation for our settlement of U/P issues with the OIG, query Q010200.txt was run in January. The selection criteria was to produce a summary of all transactions for Medicare credit balances by year for all dates through December 31, 1998. The U/P system does not produce an open balance report. We have calculated the U/P balance using the summaries of all the credit and debit transactions.

This query report is the basis for determining the U/P balance for all Medicare credit balances recorded in the system through December 31, 1998. The report indicates that $74,681,842.81 (transaction code OPR) in Medicare credits was posted as unreconciled payments. Of this amount $9,855,060.50 (transaction codes OPF and OPMR) was refunded to Medicare and $50,302,511.80 was recouped by Medicare (transaction code OPA). The total of all Medicare refunds and recoupments is $60,157,572.30 through December 31, 1998.

The $5,111,380.29 represents monies transferred to Corporate (transaction code
OPD) and taken into income.

Transaction codes OPCC and OPCD are debit and credit entries used to correct errors and adjustments to U/Ps already keyed into the system.

Transaction code OPMD, a Medicare credit of $163,526.07, was occasionally utilized in the past and is an addition to the U/P total. We have not done a detailed research of these entries.

Transaction code OPG entitled Audited Transaction $618,387.11 occurred from 1979 through 1981. We have been advised that these were additions made to the U/P account based on account audits.

The U/P Medicare Balance on the 4245 account for this time period is $10,889,366.36. In addition we have $93,518.80 in unrefunded and unrecouped Medicare credit balances form Neomedica which maintains separate accounting records and does not appear in our 4245 account.

FRESENIUS MEDICAL
CARE, N.A.
DIVISION SUMMARY BY FISCAL INTERMEDIARY


      Facility Name            Facility         Medicare provider      Fiscal Intermediary
                                Number                 #
-------------------------------------------------------------------------------------------------
Mansfield                         1262               36-2508            Administar Federal
Central Ohio                      1272               36-2501            Administar Federal
Akron                             1273               36-2503            Administar Federal
Indianapolis                      1300               15-2500            Administar Federal
Marion County                     1362               15-2512            Administar Federal
Grant Park                        1433               36-2514            Administar Federal
Southern Indiana                  1434               15-2504            Administar Federal
Anderson                          1481               15-2510            Administar Federal
South Summit                      1633               36-2521            Administar Federal
Central Ohio East                 1639               36-2520            Administar Federal
Northwest Indianapolis            1697               15-2524            Administar Federal
Wooster                           1724               36-2531            Administar Federal
Ashland                           1795               18-2524            Administar Federal
Portsmouth                        1796               36-2534            Administar Federal
Heart Of Ohio                     1827               36-2549            Administar Federal
Scottsburg                        1906               15-2529            Administar Federal
Louisville                        1250               18-2503              Administar/Kent
Somerset                          1480               18-2516              Administar/Kent
West Louisville                   1490               18-2514              Administar/Kent
South Louisville                  1635               18-2523              Administar/Kent
East Louisville                   1676               18-2527              Administar/Kent
Prestonburg                       1791               18-2507              Administar/Kent
Hazard                            1792               18-2517              Administar/Kent
Morehead                          1793               18-2509              Administar/Kent
Bishop Lane                       1794               18-2521              Administar/Kent
BMA LEWISTON                      1102               20-2501         Assoc. Hosp. Svcs. of ME
BMA FRAMINGHAM                    1109               22-2504         Assoc. Hosp. Svcs. of ME
BMA BOSTON-TKC                    1110               22-2500         Assoc. Hosp. Svcs. of ME
BMA SPRINGFIELD                   1111               22-2502         Assoc. Hosp. Svcs. of ME
BMA CAPE COD                      1112               22-2501         Assoc. Hosp. Svcs. of ME
BMA PROVIDENCE                    1170               41-2500         Assoc. Hosp. Svcs. of ME
BMA PORTLAND                      1190               20-2500         Assoc. Hosp. Svcs. of ME
BMA BOSTON (CARNEY)               1211               22-2506         Assoc. Hosp. Svcs. of ME
BMA MEDFORD                       1246               22-2507         Assoc. Hosp. Svcs. of ME
BMA WOONSOCKET                    1307               41-2503         Assoc. Hosp. Svcs. of ME
BMA CHICOPEE                      1389               22-2513         Assoc. Hosp. Svcs. of ME
BMA BROCKTON                      1392               22-2505         Assoc. Hosp. Svcs. of ME
BMA WESTWOOD                      1422               22-2511         Assoc. Hosp. Svcs. of ME




BMA DOVER                         1449               30-2501         Assoc. Hosp. Svcs. of ME
BMA NEW HAMPSHIRE                 1450               30-2500         Assoc. Hosp. Svcs. of ME
BMA MANCHESTER                    1487               30-2502         Assoc. Hosp. Svcs. of ME
BMA ROXBURY                       1630               22-2525         Assoc. Hosp. Svcs. of ME
BMA FALL RIVER                    1631               22-2516         Assoc. Hosp. Svcs. of ME
BMA SHREWSBURY                    1684               22-2521         Assoc. Hosp. Svcs. of ME
BMA NORTH PROVIDENCE              1691               41-2506         Assoc. Hosp. Svcs. of ME
BMA WARWICK                       1692               41-2504         Assoc. Hosp. Svcs. of ME
BMA BATH                          1761               20-2502         Assoc. Hosp. Svcs. of ME
BMA BOSTON                        1942               22-2522         Assoc. Hosp. Svcs. of ME
BMA STONEHAM                      1943               22-2524         Assoc. Hosp. Svcs. of ME
BMA WEYMOUTH                      1944               22-2519         Assoc. Hosp. Svcs. of ME
Ohio Valley                       1077               39-2579         BCBS  of W. Pennsylvania
Jefferson                         1081               39-2576         BCBS  of W. Pennsylvania
Harrisburg                        1087               39-2594         BCBS  of W. Pennsylvania
Latrobe                           1108               39-2561         BCBS  of W. Pennsylvania
Philadelphia                      1120               39-2501         BCBS  of W. Pennsylvania
Southwestern Penna                1122               39-2519         BCBS  of W. Pennsylvania
Pottsville                        1123               39-2518         BCBS  of W. Pennsylvania
Pittsburgh                        1175               39-2503         BCBS  of W. Pennsylvania
Greensburg                        1176               39-2520         BCBS  of W. Pennsylvania
Butler                            1178               39-2525         BCBS  of W. Pennsylvania
Hazleton                          1209               39-2524         BCBS  of W. Pennsylvania
Northern Philadelphia             1220               39-2509         BCBS  of W. Pennsylvania
Easton                            1222               39-2517         BCBS  of W. Pennsylvania
Bethlehem                         1223               39-2511         BCBS  of W. Pennsylvania
Wilkes Barre                      1271               39-2512         BCBS  of W. Pennsylvania
East Stroudsburg                  1274               39-2547         BCBS  of W. Pennsylvania
Allentown                         1276               39-2505         BCBS  of W. Pennsylvania
Central Philadelphia              1281               39-2507         BCBS  of W. Pennsylvania
West Penn                         1302               39-2542         BCBS  of W. Pennsylvania
Northeastern Philadelphia         1314               39-2533         BCBS  of W. Pennsylvania
South Hills                       1324               39-2544         BCBS  of W. Pennsylvania
Abington                          1333               39-2506         BCBS  of W. Pennsylvania
Temple/Germantown                 1342               39-2530         BCBS  of W. Pennsylvania
Northwest Philadelphia            1380               39-2560         BCBS  of W. Pennsylvania
Three Rivers                      1386               39-2559         BCBS  of W. Pennsylvania
Fairmount                         1395               39-2540         BCBS  of W. Pennsylvania
New Castle                        1417               39-2552         BCBS  of W. Pennsylvania
Kittanning                        1418               39-2554         BCBS  of W. Pennsylvania
Pittston                          1514               39-2621         BCBS  of W. Pennsylvania
Mon Valley                        1606               39-2565         BCBS  of W. Pennsylvania
Episcopal                         1638               39-2568         BCBS  of W. Pennsylvania
Parkview                          1652               39-2569         BCBS  of W. Pennsylvania
Uniontown                         1683               39-2553         BCBS  of W. Pennsylvania
Ellwood City                      1698               39-2578         BCBS  of W. Pennsylvania



Fullerton                         1766               39-2603         BCBS  of W. Pennsylvania
Delco                             1831               39-2551         BCBS  of W. Pennsylvania
Manayunk                          1852               39-2611         BCBS  of W. Pennsylvania
South Philadelphia                1936               39-2607         BCBS  of W. Pennsylvania
Eastern Shore                     1066               01-2547              BCBS of Alabama
Mobile                            1204               01-2507              BCBS of Alabama
Huntsville                        1437               01-2522              BCBS of Alabama
Scottsboro                        1438               01-2519              BCBS of Alabama
Montgomery                        1462               01-2500              BCBS of Alabama
East Mobile                       1626               01-2524              BCBS of Alabama
West Mobile                       1627               01-2525              BCBS of Alabama
Prichard                          1634               01-2537              BCBS of Alabama
Univ S. Alabama                   1737               01-2559              BCBS of Alabama
Calhoun                           1050               11-2623              BCBS of Georgia
Tucker                            1113               11-2563              BCBS of Georgia
Dalton                            1164               11-2524              BCBS of Georgia
Marietta                          1212               11-2510              BCBS of Georgia
RCC Northern Georgia              1228               11-2551              BCBS of Georgia
Augusta                           1260               11-2501              BCBS of Georgia
Willette Wallace                  1268               11-2521              BCBS of Georgia
Thomson                           1270               11-2540              BCBS of Georgia
Carrollton                        1304               11-2520              BCBS of Georgia
Atlanta                           1308               11-2504              BCBS of Georgia
Eastman                           1309               11-2519              BCBS of Georgia
Warner Robbins                    1406               11-2531              BCBS of Georgia
Sandersville                      1407               11-2534              BCBS of Georgia
Macon                             1440               11-2533              BCBS of Georgia
Covington                         1442               11-2533              BCBS of Georgia
Dekalb-Gwinnett                   1443               11-2511              BCBS of Georgia
Coastal                           1561               11-2507              BCBS of Georgia
Washington                        1115               21-2503             BCBS of Maryland
Capitol Hill                      1116               09-2502             BCBS of Maryland
SE Washington                     1117               09-2505             BCBS of Maryland
Columbia Heights                  1118               09-2503             BCBS of Maryland
District of Columbia              1119               09-2501             BCBS of Maryland
Takoma Park                       1129               21-2533             BCBS of Maryland
Annapolis                         1181               21-2509             BCBS of Maryland
Baltimore                         1245               21-2504             BCBS of Maryland
Martin Luther King, Jr.           1306               09-2509             BCBS of Maryland
Laurel                            1354               21-2506             BCBS of Maryland
Leonardtown                       1355               21-2510             BCBS of Maryland
Camp Springs                      1356               21-2501             BCBS of Maryland
Anacostia                         1375               09-2508             BCBS of Maryland
Greater Baltimore                 1456               21-2531             BCBS of Maryland
Northeast D.C.                    1466               09-2515             BCBS of Maryland
La Plata                          1625               21-2541             BCBS of Maryland


South Annapolis                   1730               21-2557             BCBS of Maryland
Woodlawn                          1768               21-2558             BCBS of Maryland
Metropolitan                      1837               21-2524             BCBS of Maryland
Upper Marlboro                    1910               21-2559             BCBS of Maryland
QCDC Baltimore                    1948               21-2540             BCBS of Maryland
HIC Capitol                       1964               21-2562             BCBS of Maryland
HIC Baltimore                     1977               21-2554             BCBS of Maryland
BMA TRENTON                       1261               31-2504            BCBS of New Jersey
BMA JERSEY CITY                   1298               31-2502            BCBS of New Jersey
BMA PINEBROOK                     1330               31-2503            BCBS of New Jersey
BMA NEWARK                        1332               31-2505            BCBS of New Jersey
BMA IRVINGTON                     1334               31-2501            BCBS of New Jersey
BMA HILLSIDE                      1338               31-2506            BCBS of New Jersey
BMA HOBOKEN                       1716               31-2529            BCBS of New Jersey
BMA PRINCETON                     1717               31-2516            BCBS of New Jersey
BMA PLAINFIELD                    1720               31-2515            BCBS of New Jersey
BMA COLONIA                       1721               31-2518            BCBS of New Jersey
Rich Square                       1034               34-2586          BCBS of North Carolina
Pamlico                           1061               34-2561          BCBS of North Carolina
Lincolnton                        1092               34-2568          BCBS of North Carolina
Concord                           1126               34-2519          BCBS of North Carolina
West Charlotte                    1146               34-2554          BCBS of North Carolina
Chester                           1249               42-2518          BCBS of North Carolina
South Greensboro                  1269               34-2537          BCBS of North Carolina
North Charlotte                   1325               34-2549          BCBS of North Carolina
Charlotte                         1328               34-2503          BCBS of North Carolina
Gastonia                          1329               34-2513          BCBS of North Carolina
Kinston                           1358               34-2518          BCBS of North Carolina
Greesboro                         1366               34-2504          BCBS of North Carolina
New Bern                          1374               34-2534          BCBS of North Carolina
Asheboro                          1411               34-2524          BCBS of North Carolina
Monroe                            1415               34-2525          BCBS of North Carolina
Fayetteville                      1447               34-2510          BCBS of North Carolina
Lumberton                         1448               34-2528          BCBS of North Carolina
Burlington                        1482               34-2533          BCBS of North Carolina
Rocky Mount                       1498               34-2517          BCBS of North Carolina
Zebulon                           1520               34-2589          BCBS of North Carolina
Laurinburg                        1557               34-2540          BCBS of North Carolina
Windsor                           1607               34-2547          BCBS of North Carolina
Lenoir                            1608               34-2509          BCBS of North Carolina
Hickory                           1609               34-2516          BCBS of North Carolina
Albermarle                        1612               34-2555          BCBS of North Carolina
Raleigh                           1653               34-2512          BCBS of North Carolina
Smithfield                        1654               34-2545          BCBS of North Carolina
Cary                              1655               34-2544          BCBS of North Carolina
Roanoke Rapids                    1656               34-2542          BCBS of North Carolina


Clinton                           1688               34-2559          BCBS of North Carolina
Burke Cnty                        1699               34-2563          BCBS of North Carolina
Beatties Ford                     1772               34-2581          BCBS of North Carolina
West Pettigrew                    2016               34-2590          BCBS of North Carolina
Dunn                              2123               34-2557          BCBS of North Carolina
Wake                              2125               34-2522          BCBS of North Carolina
Pitt County                       1174               34-2502          BCBS of North Carolina
Queens QAKC Bal Sheet Acct        1106               33-2517                Empire BCBS
NY S.Queens                       1377               33-2531                Empire BCBS
Medical Center KC                 1594               33-3506                Empire BCBS
Nephro-Care                       2168               33-2534                Empire BCBS
RCC Brandywine                    1186               08-2501                Empire BCBS
RCC Millsboro                     1242               08-2503                Empire BCBS
RCC Central Delaware              1303               08-2502                Empire BCBS
Christiana                        1493               08-2506                Empire BCBS
Milford                           1719               08-2507                Empire BCBS
Southern Maryland/QCDC            1950               21-2539              Mutual of Omaha
Camden                            1254               42-2509          Palmetto Govt. Benefits
                                                                               Admin.
Beaufort                          1255               42-2514          Palmetto Govt. Benefits
                                                                               Admin.
Twin Oaks/Greenville              1279               42-2503          Palmetto Govt. Benefits
                                                                               Admin.
Columbia                          1294               42-2504          Palmetto Govt. Benefits
                                                                               Admin.
Lexington                         1379               42-2517          Palmetto Govt. Benefits
                                                                               Admin.
Georgetown                        1390               42-2519          Palmetto Govt. Benefits
                                                                               Admin.
Newberry                          1414               42-2531          Palmetto Govt. Benefits
                                                                               Admin.
S. Columbia                       1468               42-2543          Palmetto Govt. Benefits
                                                                               Admin.
Bennettsville                     1550               42-2520          Palmetto Govt. Benefits
                                                                               Admin.
Chesterfield                      1551               42-2551          Palmetto Govt. Benefits
                                                                               Admin.
Darlington                        1552               42-2530          Palmetto Govt. Benefits
                                                                               Admin.
Easley                            1554               42-2541          Palmetto Govt. Benefits
                                                                               Admin.
Kingstree                         1555               42-2521          Palmetto Govt. Benefits
                                                                               Admin.
LaurensCnty                       1556               42-2544          Palmetto Govt. Benefits
                                                                               Admin.
Marion                            1558               42-2545          Palmetto Govt. Benefits
                                                                               Admin.



Mid-Town/Nothside                 1559               42-2546          Palmetto Govt. Benefits
                                                                               Admin.
Rock Hill                         1560               42-2538          Palmetto Govt. Benefits
                                                                               Admin.
West Columbia                     1675               42-2550          Palmetto Govt. Benefits
                                                                               Admin.
Lower Richland                    1771               42-2564          Palmetto Govt. Benefits
                                                                               Admin.
Sumter                            1840               42-2510          Palmetto Govt. Benefits
                                                                               Admin.
Manning                           1841               42-2537          Palmetto Govt. Benefits
                                                                               Admin.
Loris                             1843               42-2535          Palmetto Govt. Benefits
                                                                               Admin.
Myrtle Beach                      1844               42-2507          Palmetto Govt. Benefits
                                                                               Admin.
Florence                          2087               42-2505          Palmetto Govt. Benefits
                                                                               Admin.
Bristol                           1201               44-2519          Riverbend Govt. Benefits
                                                                               Admin.
Eastern Tennessee                 1312               44-2522          Riverbend Govt. Benefits
                                                                               Admin.
Johnson City                      1391               44-2501          Riverbend Govt. Benefits
                                                                               Admin.
Kingsport                         1693               44-2577          Riverbend Govt. Benefits
                                                                               Admin.
Dialysis Assoc West               1974               44-2533          Riverbend Govt. Benefits
                                                                               Admin.
N. Knoxville                      1978               44-2527          Riverbend Govt. Benefits
                                                                               Admin.
BMA Rio Grande City               1021               45-2666                TrailBlazer
QCDC-Univ. Kid. Ctr. North        1022               45-2662                TrailBlazer
St. John's                        1062               10-2684                TrailBlazer
Yazoo City                        1065               25-2536                TrailBlazer
Mesa                              1069               03-2539                TrailBlazer
Arcadia                           1070               03-2542                TrailBlazer
North County                      1074               26-2509                TrailBlazer
Normandy                          1075               26-2531                TrailBlazer
Central Phoenix                   1078               03-2517                TrailBlazer
Sun City West                     1084               03-2546                TrailBlazer
South Mountain                    1085               03-2545                TrailBlazer
Florida Kidney Center             1095               10-2559                TrailBlazer
Northwest Broward                 1096               10-2544                TrailBlazer
Northeast Broward                 1097               10-2570                TrailBlazer
Tamarac                           1098               10-2629                TrailBlazer





Jacksonville                      1104               10-2612                TrailBlazer
New Iberia                        1107               19-2522                TrailBlazer
Belle Glade                       1114               10-2571                TrailBlazer
Miami                             1125               10-2503                TrailBlazer
Hialeah                           1127               10-2530                TrailBlazer
Tampa                             1130               10-2506                TrailBlazer
Eureka                            1137               05-2543                TrailBlazer
Los Angeles                       1140               05-2508                TrailBlazer
Long Beach                        1141               05-2523                TrailBlazer
Torrance                          1142               05-2556                TrailBlazer
Irving Dialysis Center            1143               45-2561                TrailBlazer
Oakland                           1147               05-2534                TrailBlazer
Fremont                           1149               05-2722                TrailBlazer
BMA Forth Worth                   1151               45-2502                TrailBlazer
BMA West Houston                  1154               45-2519                TrailBlazer
BMA Houston                       1155               45-2500                TrailBlazer
BMA Abilene                       1157               45-2511                TrailBlazer
BMA Amarillo                      1158               45-2513                TrailBlazer
BMA Corpus Christi                1159               45-2514                TrailBlazer
BMA Galveston                     1160               45-2520                TrailBlazer
Dublin                            1167               05-2568                TrailBlazer
BMA Santa Fe                      1169               32-2501                TrailBlazer
Union City                        1171               05-2571                TrailBlazer
Los Gatos                         1172               05-2694                TrailBlazer
BMA Alice                         1177               45-2537                TrailBlazer
Okeechobee                        1182               10-2589                TrailBlazer
BMA Pasadena                      1185               45-2533                TrailBlazer
Marrero                           1191               19-2521                TrailBlazer
Magee                             1193               25-2529                TrailBlazer
BMA Seguin                        1194               45-2545                TrailBlazer
Sanford                           1196               10-2546                TrailBlazer
BMA Rosenberg                     1197               45-2542                TrailBlazer
BMA Jasper                        1199               45-2573                TrailBlazer
BMA Laredo                        1210               45-2518                TrailBlazer
Humacao                           1214               40-2514                TrailBlazer
Mayaguez                          1215               40-2503                TrailBlazer
Permian Basin - Midland           1216               45-2512                TrailBlazer
Fort Collins                      1217               06-2505                TrailBlazer
BMA McAllen                       1218               45-2508                TrailBlazer
BMA Brownsville                   1219               45-2517                TrailBlazer
Deltona                           1224               10-2616                TrailBlazer
BMA Wichita Falls                 1226               45-2510                TrailBlazer
BMA Beaumont                      1227               45-2524                TrailBlazer
BMA Cypress Creek                 1229               45-2539                TrailBlazer
Caguas                            1231               40-2505                TrailBlazer
Bayamon                           1232               40-2504                TrailBlazer





Lincoln                           1236               03-2510                TrailBlazer
Ukiah                             1237               05-2548                TrailBlazer
BMA Uvalde                        1239               45-2540                TrailBlazer
Lafayette                         1240               19-2504                TrailBlazer
BMA S. San Antonio                1241               45-2544                TrailBlazer
South Phoenix                     1244               03-2508                TrailBlazer
Sarasota                          1252               10-2515                TrailBlazer
BMA Baytown                       1256               45-2575                TrailBlazer
Carbondale                        1258               14-2514                TrailBlazer
Gainsville                        1264               10-2512                TrailBlazer
Ponce                             1267               40-2502                TrailBlazer
BMA Albuquerque                   1278               32-2500                TrailBlazer
Santa Barbara                     1282               05-2513                TrailBlazer
BMA Bexar County                  1283               45-2527                TrailBlazer
San Juan                          1284               40-2501                TrailBlazer
BMA San Antonio                   1285               45-2507                TrailBlazer
Baton Rouge                       1286               19-2501                TrailBlazer
BMA West Ft. Worth                1287               45-2594                TrailBlazer
Bakersfield                       1288               05-2518                TrailBlazer
Whittier                          1289               05-2519                TrailBlazer
Treasure Coast North              1290               10-2525                TrailBlazer
Orlando                           1291               10-2511                TrailBlazer
St Petersburg                     1293               10-2519                TrailBlazer
Clearwater                        1297               10-2542                TrailBlazer
Sebring                           1301               10-2564                TrailBlazer
BMA N.E. San Antonio              1305               45-2565                TrailBlazer
BMA N. Houston                    1310               45-2574                TrailBlazer
Glendora                          1311               05-2681                TrailBlazer
BMA W. San Antonio                1316               45-2616                TrailBlazer
Vero Beach                        1317               10-2597                TrailBlazer
Phoenix                           1318               03-2503                TrailBlazer
BMA S. Plains                     1319               45-2506                TrailBlazer
BMA Bedford                       1321               45-2583                TrailBlazer
BMA Eagle Pass                    1322               45-2541                TrailBlazer
Wellington                        1337               10-2594                TrailBlazer
Inverness                         1339               10-2579                TrailBlazer
South St.Petersburg               1343               10-2547                TrailBlazer
Carolina                          1344               40-2507                TrailBlazer
Guayama                           1345               40-2509                TrailBlazer
Crystal River                     1346               10-2661                TrailBlazer
Lake City                         1347               10-2548                TrailBlazer
BMA N.E. Albuquerque              1349               32-2504                TrailBlazer
Alameda County                    1353               05-2586                TrailBlazer
Fresno                            1359               05-2677                TrailBlazer
Lantana                           1364               10-2539                TrailBlazer
Hollywood                         1367               10-2508                TrailBlazer




BMA S.W. Houston                  1373               45-2576                TrailBlazer
Thousand Oaks                     1383               05-2579                TrailBlazer
Ocala                             1385               10-2537                TrailBlazer
Natchitoches                      1387               19-2525                TrailBlazer
San German                        1393               40-2506                TrailBlazer
Arecibo                           1394               40-2508                TrailBlazer
Minden                            1400               19-2541                TrailBlazer
BMA Weslaco                       1401               45-2585                TrailBlazer
Chula Visata                      1402               05-2563                TrailBlazer
BMA Ennis                         1404               45-2582                TrailBlazer
Aguadilla                         1410               40-2513                TrailBlazer
Brandon                           1413               10-2584                TrailBlazer
Bradenton                         1419               10-2538                TrailBlazer
Palmetto                          1420               10-2562                TrailBlazer
Camarillo                         1423               05-2668                TrailBlazer
Greeley                           1424               06-2510                TrailBlazer
BMA S. Arlington                  1426               45-2592                TrailBlazer
BMA Central San Antonio           1427               45-2595                TrailBlazer
Jackson                           1435               25-2505                TrailBlazer
BMA Lubbock                       1444               45-2568                TrailBlazer
BMA Victoria                      1445               45-2567                TrailBlazer
Kendall                           1451               10-2522                TrailBlazer
Metropolitan Miami                1452               10-2566                TrailBlazer
Canton                            1454               25-2522                TrailBlazer
Glendale                          1455               03-2521                TrailBlazer
St. Augustine                     1461               10-2557                TrailBlazer
Gainsville East                   1467               10-2613                TrailBlazer
Rio Piedras                       1471               40-2515                TrailBlazer
Las Americas                      1472               40-2512                TrailBlazer
Port.St Lucie                     1473               10-2609                TrailBlazer
Apopka                            1474               10-2592                TrailBlazer
BMA Corsicana                     1477               45-2553                TrailBlazer
Southwest Jackson                 1483               25-2524                TrailBlazer
Carson                            1485               05-2687                TrailBlazer
BMA Clear Lake                    1489               45-2609                TrailBlazer
East Orlando                      1492               10-2619                TrailBlazer
Kansas City                       1494               26-2501                TrailBlazer
Blue Springs                      1495               26-2511                TrailBlazer
Desert Valley                     1496               03-2530                TrailBlazer
Belmont                           1565               14-2531                TrailBlazer
Bridgeport                        1566               14-2524                TrailBlazer
Loop/E. Delaware                  1567               14-2502                TrailBlazer
Evergreen                         1568               14-2545                TrailBlazer
Gurnee                            1569               14-2549                TrailBlazer
Hoffman Estates                   1570               14-2547                TrailBlazer
Lutheran General                  1571               14-2559                TrailBlazer




Melrose Pk                        1572               14-2554                TrailBlazer
Marquette                         1573               14-2566                TrailBlazer
Cumberland/Norridge               1574               14-2521                TrailBlazer
Rolling Meadows                   1576               14-2525                TrailBlazer
South                             1577               14-2519                TrailBlazer
South Holland                     1578               14-2542                TrailBlazer
South Shore                       1579               14-2572                TrailBlazer
Mission Hills                     1614               05-2633                TrailBlazer
Midwest City                      1615               37-2510                TrailBlazer
BMA New Braunfels                 1618               45-2626                TrailBlazer
Madison Cty                       1619               44-2550                TrailBlazer
Souwest Tennessee                 1620               44-2544                TrailBlazer
Memphis                           1624               44-2569                TrailBlazer
East Mobile                       1626               01-2524                TrailBlazer
East Arkansas                     1644               04-2528                TrailBlazer
St. Louis                         1645               26-2507                TrailBlazer
St Charles                        1646               26-2521                TrailBlazer
Southwest Illinois                1647               14-2535                TrailBlazer
BMA N.W. Bexar Cnty               1648               45-2631                TrailBlazer
Jupiter                           1649               10-2657                TrailBlazer
BMA Texas City                    1651               45-2635                TrailBlazer
BMA Mission                       1657               45-2636                TrailBlazer
Estrella                          1659               03-2537                TrailBlazer
West Ponce                        1662               40-2517                TrailBlazer
BMA S.E. San Antonio              1664               45-2638                TrailBlazer
Live Oak                          1669               10-2652                TrailBlazer
Duval                             1670               10-2662                TrailBlazer
Petaluma                          1677               05-2624                TrailBlazer
Santa Rosa                        1678               05-2524                TrailBlazer
BMA Cleburne                      1679               45-2644                TrailBlazer
Culver City                       1690               05-2544                TrailBlazer
Penn Valley                       1695               26-2538                TrailBlazer
Homestead                         1705               10-2565                TrailBlazer
West Kendall                      1706               10-2595                TrailBlazer
Ventura County                    1711               05-2656                TrailBlazer
Las Posas                         1712               05-2692                TrailBlazer
South Miami                       1713               10-2502                TrailBlazer
Coconut Grove                     1714               10-2653                TrailBlazer
Bastrop                           1735               19-2594                TrailBlazer
Univ of S. Alabama                1737               01-2559                TrailBlazer
BMA W. Bexar Cnty                 1738               45-2668                TrailBlazer
BMA Jourdanton                    1739               45-2673                TrailBlazer
BMA N.W. Houston                  1740               45-2671                TrailBlazer
BMA Liberty                       1742               45-2669                TrailBlazer
BMA Dallas South                  1746               45-2679                TrailBlazer
BMA S. Central Dallas II          1748               45-2680                TrailBlazer




BMA Dallas Central                1749               45-2684                TrailBlazer
BMA N.W. Dallas II                1750               45-2683                TrailBlazer
Avon Park                         1753               10-2694                TrailBlazer
East Memphis                      1775               44-2524                TrailBlazer
BMA Central Ft. Worth             1784               45-2689                TrailBlazer
Woodward                          1790               37-3506                TrailBlazer
BMA Westminster                   1801               45-2709                TrailBlazer
Concord                           1802               05-2759                TrailBlazer
Walnut Creek                      1803               05-2758                TrailBlazer
Pittsburg                         1804               05-2757                TrailBlazer
Carrollwood                       1805               10-2681                TrailBlazer
Naples                            1806               10-2534                TrailBlazer
Bonita Springs                    1807               10-2650                TrailBlazer
BMA Dallas II                     1812               45-2698                TrailBlazer
BMA Dallas East                   1813               45-2700                TrailBlazer
BMA Garland II                    1817               45-2701                TrailBlazer
BMA S. Dallas County              1818               45-2697                TrailBlazer
Gulfport                          1822               25-2540                TrailBlazer
Graceland                         1838               44-2591                TrailBlazer
N.E. Tx Dialysis Center           1872               45-2694                TrailBlazer
Swiss Ave. Dialysis Ctr.          1874               45-2693                TrailBlazer
Village II Dialysis Ctr.          1875               45-2688                TrailBlazer
Oak Cliff Dialysis Ctr.           1876               45-2691                TrailBlazer
Redbird Dialysis Ctr.             1877               45-2699                TrailBlazer
S. Oak Cliff Dialysis Ctr.        1878               45-2687                TrailBlazer
Town Gate Dialysis Ctr.           1879               45-2690                TrailBlazer
Mockingbird Dialysis Ctr.         1881               45-2501                TrailBlazer
North Memphis                     1891               44-2593                TrailBlazer
Preferred Dialysis Mgmt.          1893               29-2507                TrailBlazer
West Boca                         1908               10-2582                TrailBlazer
BMA Cliffview                     1909               45-2674                TrailBlazer
Palatka                           1912               10-2676                TrailBlazer
El Centro                         1917               05-2690                TrailBlazer
Berkeley                          1920               05-2651                TrailBlazer
BMA West Texas                    1921               45-2604                TrailBlazer
North Phx                         1923               03-2550                TrailBlazer
Starke                            1924               10-2668                TrailBlazer
Parker                            1926               03-2522                TrailBlazer
Flagstaff                         1927               03-2524                TrailBlazer
Salt River                        1928               03-2529                TrailBlazer
Winslow                           1929               03-2536                TrailBlazer
QCDC St Louis                     1947               26-2528                TrailBlazer
Dallas/QCDC                       1952               45-2621                TrailBlazer
University Kidney Ctr.            1953               45-2603                TrailBlazer
North Coast                       1954               05-2708                TrailBlazer
Florida Ins.for Peritoneal        1973               10-2643                TrailBlazer




Hillcrest                         1981               05-2500                TrailBlazer
National City                     1982               05-2536                TrailBlazer
Chula Vista South                 1984               05-2653                TrailBlazer
N. Chicago/W. Belmont             2022               14-2523                TrailBlazer
Evanston                          2044               14-2511                TrailBlazer
Niles                             2052               14-2500                TrailBlazer
Morningstar                       2295               37-2537                TrailBlazer
Milwaukee South                   1082               52-2516          United Government Svcs.
Kempsville                        1083               49-2567          United Government Svcs.
Alexandria                        1132               49-2505          United Government Svcs.
Roanoke                           1133               49-2513          United Government Svcs.
Norfolk                           1135               49-2502          United Government Svcs.
Suffolk                           1195               49-2530          United Government Svcs.
Ann Arbor                         1253               23-2502          United Government Svcs.
Northeast  Wisconsin              1257               52-2500          United Government Svcs.
Livonia                           1263               23-2501          United Government Svcs.
Detroit                           1265               23-2500          United Government Svcs.
North Arlington                   1275               49-2515          United Government Svcs.
Fairfax                           1277               49-2504          United Government Svcs.
Fredericksburg                    1311               49-2508          United Government Svcs.
Martinsburg                       1331               51-2502          United Government Svcs.
Smyth County                      1340               49-2510          United Government Svcs.
New River Valley                  1361               49-2532          United Government Svcs.
North Roanoke                     1397               49-2548          United Government Svcs.
Charleston                        1398               51-2503          United Government Svcs.
Eastern Virginia                  1441               49-2538          United Government Svcs.
Bluefield                         1458               51-2501          United Government Svcs.
Dulles                            1488               49-2540          United Government Svcs.
Richmond                          1601               49-2519          United Government Svcs.
West End                          1602               49-2503          United Government Svcs.
Warrenton                         1603               49-2525          United Government Svcs.
Tappahanock                       1604               49-2536          United Government Svcs.
Adrian                            1605               23-2514          United Government Svcs.
Madison Heights                   1637               23-2525          United Government Svcs.
Owosso                            1663               23-2522          United Government Svcs.
Flint                             1667               23-2521          United Government Svcs.
Morgantown                        1680               51-2506          United Government Svcs.
Milwaukee South                   1685               52-2510          United Government Svcs.
Northwest Indianapolis            1686               23-2526          United Government Svcs.
Appleton                          1689               52-2514          United Government Svcs.
Oshkosh                           1696               52-2518          United Government Svcs.
Great Lakes                       1727               23-2533          United Government Svcs.
Farmville                         1797               49-2526          United Government Svcs.
St. Clair Shores                  1946               23-2517          United Government Svcs.
Mt. Vernon/QCDC                   1949               49-2557          United Government Svcs.
Norfolk Community Hosp.           1995               49-2585          United Government Svcs.
Crystal Springs                   2091               49-2570          United Government Svcs.